UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

IO Biotech, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41008	87-0909276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ole Maaløes Vej 3

DK-2200 Copenhagen N

Denmark

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: +45 7070 2980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IOBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 12, 2026, IO Biotech, Inc. (the “Company”) received notice (the “Notice”) from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not in compliance with the continued listing requirements for The Nasdaq Global Select Market because the market value of the Company’s listed securities (“MVLS”) was below the minimum of $50 million for a period of 30 consecutive business days, as required by Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”).

The Notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Select Market, and the Company’s common stock will continue to trade on the Nasdaq Global Select Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has been provided 180 calendar days from the date of the Notice, or until August 11, 2026 (the “Compliance Date”), to regain compliance with the MVLS Requirement. Nasdaq has indicated that the Company will regain compliance if the MVLS meets or exceeds $50 million for a minimum of ten consecutive business days during the 180-day compliance period. Nasdaq may however, in its discretion, require the Company to demonstrate compliance for a longer period.

If the Company does not regain compliance by the Compliance Date, Nasdaq has indicated that it would notify the Company in writing that the Company’s common stock is subject to delisting. At that time, the Company may be eligible to appeal any delisting determination in accordance with applicable Nasdaq procedures.

There can be no assurance that the Company will regain compliance with the MVLS Requirement or will otherwise comply with other applicable Nasdaq listing rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IO Biotech, Inc.

Date: February 13, 2026	By:	/s/ Mai-Britt Zocca
Mai-Britt Zocca, Ph.D.
Chief Executive Officer